Exhibit 99.1

Iowa Telecom Announces Shareholder Approval of Merger with Windstream

NEWTON, Iowa--(BUSINESS WIRE)--March 25, 2010--Iowa Telecommunications Services, Inc. (NYSE: IWA) today announced that its shareholders voted to approve the previously-announced merger agreement, dated as of November 23, 2009, providing for the acquisition of Iowa Telecom by Windstream Corporation through a merger of Iowa Telecom into a wholly-owned subsidiary of Windstream. Of the shares voted at today’s special meeting, 97.8% were cast in favor of adoption of the merger agreement.

On November 23, 2009, Iowa Telecom entered into a merger agreement under which Windstream will acquire Iowa Telecom. Under the merger agreement, each outstanding share of Iowa Telecom common stock will be converted into the right to receive $7.90 in cash and 0.804 shares of common stock of Windstream. Completion of the merger remains subject to (i) regulatory approval by the Federal Communications Commission, (ii) regulatory approval by the Iowa Utilities Board, and (iii) other customary conditions to closing. The merger is expected to close in mid-2010, assuming satisfaction or waiver of all of the conditions to the merger.

About Iowa Telecom

Iowa Telecommunications Services, Inc. (d/b/a Iowa Telecom) is a telecommunications service provider that offers local telephone, long distance, Internet, broadband and network access services to business and residential customers. Today, the Company serves over 450 Iowa communities and 16 Minnesota communities and employs nearly 800 people. The Company’s headquarters are in Newton, Iowa. The Company trades on the New York Stock Exchange under the symbol IWA. For further information regarding Iowa Telecom, please go to www.iowatelecom.com and select “Investor Relations.” The Iowa Telecom logo is a registered trademark of Iowa Telecommunications Services, Inc. in the United States.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this report include statements concerning the closing of the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if the Company fails obtain regulatory approvals or to satisfy other conditions to closing, the transaction may not be consummated. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: risks associated with uncertainty as to whether the transaction will be completed, costs and potential litigation associated with the transaction, the failure of either party to meet the closing conditions set forth in the merger agreement, the extent and timing of regulatory approvals, changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services, high costs of regulatory compliance, the competitive impact of legislation and regulatory changes in the telecommunications industry, and the other risk factors discussed from time to time by the Company in its reports filed with the SEC. The Company urges you to carefully consider the risks that are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and in the Company’s other SEC filings. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

CONTACT:
Investor Relations Contacts:
Corporate Communications, Inc.
Kevin Inda, 407-566-1180
Kevin.Inda@cci-ir.com
or
Iowa Telecommunications Services, Inc.
Craig Knock, 641-787-2089
Chief Financial Officer
or
Media Contact:
Iowa Telecommunications Services, Inc.
Julie White, 641-787-2040
Director, Corporate Communications
Julie.White@iowatelecom.com